                                                                   Exhibit 99.01

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

In order to update the information to be included in certain registration statements that it has filed with the Securities and Exchange Commission, the Company is including in this Current Report on Form 8-K certain pro forma financial information related to the previously reported sale of its group life and related businesses to MetLife, the formation of Metra, the joint venture of the health care benefits businesses of the Company and MetLife, the sale of Metra and the dividend of Transport Life Insurance Company (Transport Life) to the Company's parent, and ultimately to the Travelers shareholders.

The following unaudited pro forma financial statements of The Travelers Insurance Company and its consolidated subsidiaries are collectively included in this Current Report on Form 8-K:

     Pro Forma Condensed Consolidated Balance Sheet as of March 31, 1995
      (Unaudited);

     Pro Forma Consolidated Statements of Operations for the three months ended
       March 31, 1995 and the year ended December 31, 1994 (Unaudited);

     and Notes to Pro Forma Consolidated Financial Statements (Unaudited).

Such unaudited pro forma financial statements give effect to the transactions described below and other matters as more fully described in the accompanying notes. Except for the sale of Metra and the dividend of Transport Life, these transactions have previously been reported by the Company.

Sale of group life, transfer of medical business to Metra
and subsequent sale of investment in Metra
- ---------------------------------------------------------
In December 1994 the Company sold its group dental insurance business to MetLife for $52 million, and on January 3, 1995 the Company completed the sale of its group life business and the remaining related non-medical group insurance business (Life) to MetLife for $350 million. The assets transferred included customer lists, books and records, and furniture and equipment. In connection with the sale, the Company agreed to cede 100% of its risks in the Life business to MetLife on an indemnity reinsurance basis, effective January 1, 1995. In connection with the reinsurance transaction, the Company transferred assets with a fair market value of approximately $1.5 billion to MetLife, estimated to equal the statutory reserves and other liabilities transferred.

On January 3, 1995, the Company and MetLife, and certain of their affiliates, contributed their health care benefits businesses (Medical) to Metra or its subsidiaries, in exchange for shares of common stock of Metra. The assets transferred included cash, fixed assets, customer lists, books and records, certain trademarks and other assets used exclusively or primarily in the health care benefits businesses. The Company also contributed all of the capital stock of the Company's wholly owned subsidiary, The Travelers Employee Benefits Company, to Metra. The Company's total contribution amounted to approximately $364 million. No gain was recognized upon the formation of the joint venture. In March 1995, Metra acquired HealthSpring, Inc. for common stock of Metra. This acquisition resulted in a reduction in the ownership percentage of the Company in the Metra venture to 41.1%. The Company and its affiliates, which together own 48.25% of Metra, are equal partners in the joint venture with MetLife and its affiliates.

In connection with the formation of the joint venture, the transfer of the fee-based medical business (Administrative Services Only) and other noninsurance business to Metra was completed on January 3, 1995. As the medical insurance business of the Company and its affiliates comes due for renewal, and after obtaining regulatory approvals, the risks will be transferred to Metra. In the interim, the related operating results for this medical insurance business (run off) are being reported in the Company's consolidated financial statements.

On June 25, 1995 Travelers agreed to United Health Care Corporation's (United) proposed acquisition of Metra. The terms of the transaction call for United to pay a total consideration to Metra's owners of $1.65 billion, $1.15 billion in cash and $0.5 billion in convertible preferred stock. In addition, United will pay up to $350 million to these owners if certain 1995 operating results are achieved and other contingency payments. According to the terms, the Company will receive a total of $708 million in cash, and up to an additional $144 million if a contingency payment for 1995 (the only year in which the Company will participate in such payments) is made.

Transport Life spinoff
- ----------------------
In June 1995, the Board of Directors of Travelers approved a pro rata distribution to Travelers' stockholders of shares of Class A Common Stock, $.01 par value per share, of Transport Holdings Inc., currently a wholly owned subsidiary of Travelers and which, at the time of the distribution, will be the indirect owner of the business of Transport Life. Immediately prior to this distribution, Transport Life, an indirect, wholly owned subsidiary of the Company, will be dividended by the Company to its parent.

Assumptions
- -----------
The following unaudited pro forma condensed consolidated statements of income of the Company for the three months ended March 31, 1995 and year ended December 31, 1994, present consolidated operating results for the Company as if the transactions described above had occurred at the beginning of each period presented. The accompanying unaudited pro forma condensed consolidated statement of financial position as of March 31, 1995 gives effect to the above transactions as if they occurred as of March 31, 1995. The unaudited pro forma consolidated financial statements are presented for informational purposes only and should not be construed to be indicative of the actual financial position and results of operations of the Company after giving effect to the transactions described above. The unaudited pro forma consolidated financial information should be read in conjunction with the accompanying notes thereto; the separate historical financial statements of the Company as of and for the three months ended March 31, 1995, and for the year ended December 31, 1994 which are contained in the Company's Form 10-Q for the quarterly period ended March 31, 1995 and in its Annual Report on Form 10-K for the fiscal year ended December 31, 1994, respectively.

The pro forma adjustments and pro forma amounts are provided for informational purposes only and if each transaction is consummated, the Company's financial statements will reflect the effects of each transaction only from the date such transaction occurs. Although the final amounts will differ, the pro forma condensed financial information reflects management's best estimate based on currently available information.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1995
                                   (Unaudited)

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Pro Forma
                                                                  Less:      Pro Forma   before Transport      Less:          Pro
(in millions)                                      Historical  Metra/Runoff  Adjustments   Life Spinoff    Transport Life    Forma
- ------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Bonds, available for sale                            $16,422    $  (499)                   $15,923          $  (572)       $ 15,351
Mortgage loans                                         4,738         (4)                     4,734              (18)          4,716
Other investments                                      5,460       (581)     $  708          5,587             (151)          5,436
- ------------------------------------------------------------------------------------------------------------------------------------
Total investments                                     26,620      (1,084)       708         26,244             (741)         25,503
- ------------------------------------------------------------------------------------------------------------------------------------
Separate and variable accounts                         5,573                                 5,573                            5,573
Reinsurance recoverable                                4,425         (5)                     4,420              (25)          4,395
Other assets                                           4,944       (829)          3          4,118             (125)          3,993
- ------------------------------------------------------------------------------------------------------------------------------------
       Total assets                                  $41,562    $(1,918)     $  711        $40,355          $  (891)         39,464
- ------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                 $15,511    $  (419)                   $15,092          $    (3)         15,089
Benefit and other insurance reserves                  13,189       (445)                    12,744             (430)         12,314
Separate and variable accounts                         5,545                                 5,545                            5,545
Other liabilities                                      2,312       (711)     $  113          1,714             (146)          1,568
- ------------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                              36,557     (1,575)        113         35,095             (579)         34,516
- ------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY

Common stock, par value $2.50; 40 million
   shares authorized, issued and outstanding             100                                   100                              100
Additional paid-in capital                             3,452       (401)                     3,051             (293)          2,758
Unrealized investment gains (losses), net of taxes      (248)         7                       (241)              14            (227)
Retained earnings                                      1,701         51         598          2,350              (33)          2,317
- ------------------------------------------------------------------------------------------------------------------------------------
       Total shareholder's equity                      5,005       (343)        598          5,260             (312)          4,948
- ------------------------------------------------------------------------------------------------------------------------------------
       Total liabilities and shareholder's equity    $41,562    $(1,918)     $  711        $40,355          $  (891)       $ 39,464
- ------------------------------------------------------------------------------------------------------------------------------------

            See notes to pro forma consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 1995
                                   (Unaudited)

- ------------------------------------------------------------------------------------------------------------------
                                                                         Less:          Less:
(in millions)                                       Historical    Metra/Runoff      Transport Life      Pro Forma
- ------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                             $   693       $      (307)     $       (56)        $     330
Net investment income                                    464               (14)             (12)              438
Realized investment gains (losses)                       (23)                                                 (23)
Other, including gains and losses on dispositions        128               (60)                                68
- ------------------------------------------------------------------------------------------------------------------
                                                       1,262              (381)             (68)              813
- ------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Current and future insurance benefits                    586              (301)             (38)              247
Interest credited to contractholders                     260                                                  260
Claim settlement expenses                                 13               (13)                                 -
Amortization of deferred acquisition costs
     and value of insurance in force                      72                (1)              (5)               66
General and administrative expenses                      119               (15)             (15)               89
- ------------------------------------------------------------------------------------------------------------------
                                                       1,050              (330)             (58)              662
- ------------------------------------------------------------------------------------------------------------------
Income before federal income taxes                       212               (51)             (10)              151
- ------------------------------------------------------------------------------------------------------------------
Federal income taxes                                      73               (17)              (3)               53
- ------------------------------------------------------------------------------------------------------------------
Net income                                           $   139          $    (34)     $        (7)         $     98
- ------------------------------------------------------------------------------------------------------------------


            See notes to pro forma consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994
                                   (Unaudited)

- ------------------------------------------------------------------------------------------------------------------
                                                                         Less:          Less:
(in millions)                                       Historical   Life & Medical    Transport Life       Pro Forma
- ------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                             $  3,861      $  (2,369)         $    (228)        $   1,264
Net investment income                                   1,849           (147)               (46)            1,656
Realized investment gains (losses)                         14                                (1)               13
Other, including gains and losses on dispositions       1,023           (825)                                 198
- ------------------------------------------------------------------------------------------------------------------
                                                        6,747         (3,341)              (275)            3,131
- ------------------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Current and future insurance benefits                   3,421         (2,206)              (138)            1,077
Interest credited to contractholders                      967            (54)                                 913
Claim settlement expenses                                 193           (191)                                   2
Amortization of deferred acquisition costs
     and value of insurance in force                      284             (5)               (36)              243
General and administrative expenses                     1,025           (625)               (61)              339
- ------------------------------------------------------------------------------------------------------------------
                                                        5,890         (3,081)              (235)            2,574
- ------------------------------------------------------------------------------------------------------------------
Income before federal income taxes                        857           (260)               (40)              557
- ------------------------------------------------------------------------------------------------------------------
Federal income taxes                                      312           (101)               (13)              198
- ------------------------------------------------------------------------------------------------------------------
Net income                                           $    545      $    (159)         $     (27)        $     359
- ------------------------------------------------------------------------------------------------------------------

            See notes to pro forma consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT MARCH 31, 1995:

   Metra/Runoff Column - reflects removal of all assets, liabilities and equity remaining for the runoff business; and the removal of the equity interest in Metra.

   Transport Life Column - reflects removal of all assets, liabilities and equity of Transport Life.

    Pro Forma Adjustment Column - gives effect to the sale of the equity investment in Metra and related after-tax proceeds.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 1995:

   Metra/Runoff Column - reflects the elimination of runoff operating results, equity earnings of Metra and the $31 million pretax gain on the sale of the group life business.

   Transport Life Column - reflects the elimination of the operating results of Transport Life.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1994:

   Life & Medical Column - reflects the elimination of the operating results of the Life businesses sold to MetLife, the group health care business contributed to Metra, the runoff business transferring to Metra upon renewal date and the $28 million pretax gain on the sale of the group dental business.

   Transport Life Column - reflects the elimination of the operating results of Transport Life.

In accordance with practice in filings with the SEC, no effect has been given to the use of proceeds from the sale of the Company's interest in Metra estimated to be $708 million, excluding contingent consideration.